Exhibit 99.2

RealPage, Inc.
IR Fact Sheet (as of August 1, 2019)

*Please read in conjunction with the Company's Form 10-Q previously filed with the Securities and Exchange Commission on May 8, 2019 as well as the "Explanation of Non-GAAP Financial Measures".

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	FY 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	FY 2018	Q1 2019	Q2 2019
Revenue ($000's)
Total GAAP Revenue	$152,919	$161,306	$169,058	$187,680	$670,963	$201,301	$216,252	$224,953	$226,974	$869,480	$234,306	$243,861
Growth %	19%	13%	14%	26%	18%	32%	34%	33%	21%	30%	16%	13%

Acquisition-related deferred revenue	705	945	698	710	3,058	313	103	418	1,056	1,890	224	157
Total Non-GAAP Revenue	$153,624	$162,251	$169,756	$188,390	$674,021	$201,614	$216,355	$225,371	$228,030	$871,370	$234,530	$244,018
Growth %	20%	14%	15%	27%	19%	31%	33%	33%	21%	29%	16%	13%

GAAP On Demand Revenue	$146,213	$154,727	$161,578	$180,104	$642,622	$193,300	$206,945	$215,413	$218,051	$833,709	$226,519	$235,185
Growth %	18%	13%	15%	27%	18%	32%	34%	33%	21%	30%	17%	14%

Acquisition-related deferred revenue	705	945	698	710	3,058	313	103	418	1,056	1,890	224	157
Non-GAAP On Demand Revenue	$146,918	$155,672	$162,276	$180,814	$645,680	$193,613	$207,048	$215,831	$219,107	$835,599	$226,743	$235,342
Growth %	19%	14%	15%	28%	19%	32%	33%	33%	21%	29%	17%	14%

Professional and Other	$6,706	$6,579	$7,480	$7,576	$28,341	$8,001	$9,307	$9,540	$8,923	$35,771	$7,787	$8,676

Expenses ($000's)
Cost of Revenue
GAAP View	$59,353	$63,853	$65,794	$69,135	$258,135	$72,837	$81,942	$85,540	$88,063	$328,382	$90,194	$95,708
Stock-based expense	(853)	(1,050)	(1,040)	(899)	(3,842)	(835)	(1,168)	(1,146)	(1,254)	(4,403)	(1,331)	(1,447)
Non-GAAP View	$58,500	$62,803	$64,754	$68,236	$254,293	$72,002	$80,774	$84,394	$86,809	$323,979	$88,863	$94,261
Depreciation	(2,883)	(3,063)	(2,909)	(2,935)	(11,790)	(2,934)	(3,099)	(2,991)	(3,048)	(12,072)	(3,671)	(4,017)
Adjusted EBITDA View	$55,617	$59,740	$61,845	$65,301	$242,503	$69,068	$77,675	$81,403	$83,761	$311,907	$85,192	$90,244

Product Development
GAAP View	$20,387	$21,290	$21,885	$25,890	$89,452	$29,040	$30,771	$28,942	$29,772	$118,525	$29,897	$28,151
Stock-based expense	(1,879)	(2,454)	(2,098)	(1,992)	(8,423)	(2,163)	(2,645)	(2,520)	(2,595)	(9,923)	(2,480)	(2,016)
Non-GAAP View	$18,508	$18,836	$19,787	$23,898	$81,029	$26,877	$28,126	$26,422	$27,177	$108,602	$27,417	$26,135
Depreciation	(1,530)	(1,561)	(1,698)	(1,819)	(6,608)	(1,338)	(1,557)	(1,381)	(1,391)	(5,667)	(1,651)	(1,632)
Adjusted EBITDA View	$16,978	$17,275	$18,089	$22,079	$74,421	$25,539	$26,569	$25,041	$25,786	$102,935	$25,766	$24,503

Sales & Marketing
GAAP View	$31,047	$34,699	$36,802	$37,925	$140,473	$37,680	$40,664	$43,179	$45,084	$166,607	$44,823	$49,120
Stock-based expense	(3,128)	(4,266)	(3,847)	(3,351)	(14,592)	(3,541)	(4,470)	(4,242)	(4,320)	(16,573)	(5,350)	(6,383)
Asset impairment	-	-	-	-	-	-	-	-	(2,720)	(2,720)	-	-
Non-GAAP View	$27,919	$30,433	$32,955	$34,574	$125,881	$34,139	$36,194	$38,937	$38,044	$147,314	$39,473	$42,737
Depreciation	(588)	(663)	(601)	(635)	(2,487)	(1,228)	(1,366)	(1,069)	(1,289)	(4,952)	(1,506)	(1,566)
Adjusted EBITDA View	$27,331	$29,770	$32,354	$33,939	$123,394	$32,911	$34,828	$37,868	$36,755	$142,362	$37,967	$41,171

General & Administrative
GAAP View	$24,251	$27,370	$31,004	$30,350	$112,975	$27,090	$28,444	$30,036	$32,638	$118,208	$28,143	$28,310
Stock-based expense	(4,232)	(6,106)	(4,779)	(3,861)	(18,978)	(3,779)	(5,412)	(5,571)	(4,980)	(19,742)	(5,752)	(6,019)
Asset impairment and gain (loss) on disposal of assets	(24)	(63)	(385)	(52)	(524)	(942)	(156)	(341)	(574)	(2,013)	(286)	17
Loss due to cyber incident, net of recoveries	-	-	-	-	-	-	-	-	(4,952)	(4,952)	-	-
Acquisition-related income (expense)	(1,210)	(1,354)	(485)	(2,508)	(5,557)	(1,007)	(1,168)	(519)	257	(2,437)	(29)	(376)
Cost related to Hart-Scott-Rodino review process	(481)	(2,228)	(5,993)	(2,310)	(11,012)	-	-	(78)	-	(78)	-	-
Legal settlements	-	-	-	-	-	-	-	-	-	-	-	(352)
Non-GAAP View	$18,304	$17,619	$19,362	$21,619	$76,904	$21,362	$21,708	$23,527	$22,389	$88,986	$22,076	$21,580
Depreciation	(1,650)	(1,579)	(1,738)	(1,376)	(6,343)	(1,376)	(1,484)	(1,504)	(1,423)	(5,787)	(1,646)	(1,499)
Other (income) expense	(34)	(18)	(136)	(115)	(303)	(51)	(66)	(58)	(34)	(209)	(1)	(212)
Adjusted EBITDA View	$16,620	$16,022	$17,488	$20,128	$70,258	$19,935	$20,158	$21,965	$20,932	$82,990	$20,429	$19,869

Profitability ($000's)
GAAP Net Income (Loss)	$8,195	$6,213	$6,834	$(20,865)	$377	$10,901	$8,479	$9,073	$6,272	$34,725	$11,272	$15,063
Acquisition-related deferred revenue	705	945	698	710	3,058	313	103	418	1,056	1,890	224	157
Depreciation, asset impairment, and loss on disposal of assets	6,675	6,929	7,331	6,817	27,752	7,818	7,662	9,286	10,445	35,211	8,760	8,697
Amortization of product technologies and intangible assets	7,789	8,227	9,335	14,567	39,918	16,384	17,623	18,684	19,017	71,708	19,350	20,302
Loss due to cyber incident, net of recoveries	-	-	-	-	-	-	-	-	4,952	4,952	-	-
Gain on change in fair value of investment	-	-	-	-	-	-	-	-	-	-	(2,600)	-
Acquisition-related expense (income)	1,210	1,354	485	2,508	5,557	1,007	1,168	519	(257)	2,437	29	376
Cost related to Hart-Scott-Rodino review process	481	2,228	5,993	2,310	11,012	-	-	78	-	78	-	-
Interest expense, net	1,120	2,804	4,813	6,335	15,072	7,721	8,584	6,874	6,780	29,959	8,581	8,241
Income tax (benefit) expense	811	(3,132)	(7,273)	24,458	14,864	(301)	(189)	683	(618)	(425)	4,647	(822)
Legal settlements	-	-	-	-	-	-	-	-	-	-	-	352
Stock-based expense	10,092	13,876	11,764	10,103	45,835	10,318	13,695	13,479	13,149	50,641	14,913	15,865
Adjusted EBITDA	$37,078	$39,444	$39,980	$46,943	$163,445	$54,161	$57,125	$59,094	$60,796	$231,176	$65,176	$68,231

Non-GAAP On Demand Revenue Detail ($000's)
Property Management	$40,341	$41,404	$42,175	$43,082	$167,002	$45,319	$46,522	$47,307	$47,826	$186,974	$49,914	$51,006
% of Total	27%	26%	26%	24%	26%	24%	22%	22%	22%	22%	22%	22%
Y-O-Y growth	11%	8%	8%	10%	9%	12%	12%	12%	11%	12%	10%	10%

Resident Services	$60,968	$64,860	$70,527	$75,822	$272,177	$77,175	$85,329	$94,084	$93,865	$350,453	$96,804	$101,209
% of Total	42%	42%	43%	42%	42%	40%	41%	44%	43%	42%	43%	43%
Y-O-Y growth	35%	19%	21%	26%	25%	27%	32%	33%	24%	29%	25%	19%

Leasing and Marketing	$27,815	$29,324	$29,334	$37,563	$124,036	$39,434	$42,845	$42,198	$42,882	$167,359	$44,401	$46,899
% of Total	19%	19%	18%	21%	19%	20%	21%	19%	19%	20%	19%	20%
Y-O-Y growth	-4%	-1%	0%	36%	7%	42%	46%	44%	14%	35%	13%	9%

Asset Optimization	$17,794	$20,084	$20,240	$24,347	$82,465	$31,685	$32,352	$32,242	$34,534	$130,813	$35,624	$36,228
% of Total	12%	13%	13%	13%	13%	16%	16%	15%	16%	16%	16%	15%
Y-O-Y growth	39%	47%	46%	66%	50%	78%	61%	59%	42%	59%	12%	12%

Non-GAAP On Demand Revenue Detail ($000's)
Subscription	$134,325	$141,459	$152,564	$158,958	$587,306	$169,687	$179,082	$189,458	$196,799	$735,026	$201,943	$207,209
% of Total	91%	91%	94%	88%	91%	88%	86%	88%	90%	88%	89%	88%
Y-O-Y growth	22%	15%	20%	24%	20%	26%	27%	24%	24%	25%	19%	16%

Transactional	$12,593	$14,213	$9,712	$21,856	$58,374	$23,926	$27,966	$26,373	$22,308	$100,573	$24,800	$28,133
% of Total	9%	9%	6%	12%	9%	12%	14%	12%	10%	12%	11%	12%
Y-O-Y growth	0%	10%	-28%	68%	12%	90%	97%	172%	2%	72%	4%	1%

Annual Contract Value ($000's)
Non-GAAP On Demand Annual Customer Value	$596,159	$649,017	$708,836	$751,183		$779,446	$837,897	$886,747	$876,637		$912,060	$942,436
Total ACV Growth (QTD)	13%	18%	25%	33%		31%	29%	25%	17%		17%	12%
Organic ACV Growth (QTD)	11%	11%	11%	11%		10%	11%	12%	10%		10%	9%
Unit Trend (000's)
On Demand Units - Ending	11,112	11,485	12,253	13,003		13,173	15,531	16,073	16,219		16,401	16,505
Average Unit Renewal Rate
Average Renewal Rate (8 quarters)	96.8%	96.6%	96.2%	96.2%		96.2%	96.4%	96.6%	96.9%		97.1%	97.3%
RPU
Non-GAAP On Demand RPU (QTD) (whole $)	$53.65	$56.51	$57.85	$57.77		$59.17	$53.95	$55.17	$54.05		$55.61	$57.10
Top ACV / RPU
Top 100 ACV ($000's)	$255,262	$269,154	$288,315	$304,601		$319,642	$336,943	$359,144	$366,111		$370,092	$378,566

Top 100 ACV RPU	$79.59	$84.92	$84.11	$81.78		$85.64	$69.48	$68.61	$68.24		$68.96	$70.71

Top 50 RPU Clients RPU	$187.48	$182.61	$187.66	$195.30		$201.45	$212.30	$222.23	$225.31		$230.29	$228.00

Headcount
Total Ending RP Headcount	4,778	5,029	5,231	5,462		5,664	5,958	6,149	6,267		6,330	6,539

Total International Headcount (included above)	2,037	2,140	2,206	2,288		2,454	2,558	2,618	2,686		2,773	2,925
% International Headcount	43%	43%	42%	42%		43%	43%	43%	43%		44%	45%